UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2022

HARMONY BIOSCIENCES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39450	82-2279923
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

630 W. Germantown Pike, Suite 215

Plymouth Meeting, PA 19462

(Address of principal executive offices) (Zip Code)

(484) 539-9800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, $0.00001 par value per share	HRMY	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed by Harmony Biosciences Holdings, Inc. (the “Company”) as an amendment (the “Amendment”) to the Current Report on Form 8-K that the Company filed with the SEC on May 23, 2022 to announce the preliminary results of the Company’s Annual Meeting of Stockholders held on May 20, 2022 (the “2022 Annual Meeting”). This Amendment is being filed to disclose the Company’s board of directors’ (the “Board”) decision as to how frequently the Company will include a shareholder vote on the compensation of the Company’s named executive officers following the advisory vote of stockholders on this topic at the 2022 Annual Meeting.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 20, 2022, the Company held its 2022 Annual Meeting. At the Annual Meeting, stockholders voted on the following three proposals, each of which is described in detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2022.

Proposal 1. The election of the three Class II directors listed below to serve until the Company’s 2025 annual meeting of stockholders and until their successors are duly elected and qualified.

	Votes For	% Votes For	Withheld	% Votes Withheld	Broker Non-Votes
Juan A. Sabater	32,902,197	81.03%	7,701,273	18.97%	11,327,450
Gary Sender	36,685,151	90.35%	3,918,319	9.65%	11,327,450
Linda Szyper	40,548,477	99.86%	54,993	0.14%	11,327,450

Based on the votes set forth above, each of the director nominees was duly elected.

Proposal 2. The ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.

Votes For	Votes Against	Abstain
51,903,095	16,186	11,639

Based on the votes set forth above, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was duly ratified.

Proposal 3. The approval on a non-binding, advisory basis, of the frequency of future advisory votes, following the first annual meeting during which the Company holds such a vote, on the compensation of the Company’s named executive officers pursuant to the SEC’s compensation disclosure rules.

3 Years	2 Years	1 Year	Broker Non-Votes
23,586,231	35,672	16,964,757	11,327,450

Based on the votes set forth above, the stockholders approved, on an advisory (non-binding) basis, that future stockholder advisory votes on the compensation of the Company’s named executive officers be held every three (3) years.

Based on the foregoing voting results and consistent with the Board’s recommendation, once an advisory vote on the compensation of the Company’s named executive officers is required to be held, the Board has determined to hold such advisory vote every three (3) years, following the first annual meeting during which the Company holds such a vote, until the next advisory vote regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers is submitted to the stockholders or the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMONY BIOSCIENCES HOLDINGS, INC.

Date: September 28, 2022	By:	/s/ John C. Jacobs
John C. Jacobs
President and Chief Executive Officer